Exhibit 99.4


                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to Section 16: [ ]

   Name and Address:                               Mark Hawtin
                                                   c/o Marshall Wace LLP
                                                   The Adelphi
                                                   1/11 John Adam Street
                                                   London, England WC2N 6HT

   Issuer and Ticker Symbol:                       StockerYale Inc. (STKR)

   Date of Earliest Transaction:                   4/17/06

   Relationship to Issuer:                         10% Owner

   Designated Filer:                               Marshall Wace LLP

   TABLE I INFORMATION
   Title of Security:                              Common Stock
   Transaction Date:                               4/17/06
   Transaction Code:                               P
   Securities Acquired:                            534,700
   Acquired or Disposed:                           A
   Price:                                          $1.04
   Amount Beneficially Owned After Transaction     3,706,922
   Ownership Form:                                 I
   Nature of Indirect Beneficial Ownership         (1)

   TABLE II INFORMATION
   Title of Derivative Security:                   Warrants to Purchase Common
                                                   Stock
   Exercise Price:                                 $1.17
   Transaction Date:                               ---
   Transaction Code:                               ---
   Derivative Securities Acquired:                 ---
   Date Exercisable:                               4/19/06
   Expiration Date:                                8/12/10
   Title of Underlying:                            Common Stock
   Price of Derivative Security:                   ---
   Amount Beneficially Owned After Transaction:    740,741
   Ownership Form:                                 I
   Nature of Indirect Beneficial Ownership:        (1)



   Title of Derivative Security:                   Warrants to Purchase Common
                                                   Stock
   Exercise Price:                                 $0.90
   Transaction Date:                               ---
   Transaction Code:                               ---
   Derivative Securities Acquired:                 250,000
   Date Exercisable:                               4/19/06
   Expiration Date:                                5/12/10
   Title of Underlying:                            Common Stock
   Price of Derivative Security:                   ---
   Amount Beneficially Owned After Transaction:    250,000
   Ownership Form:                                 I
   Nature of Indirect Beneficial Ownership:        (1)


   Title of Derivative Security:                   Warrants to Purchase Common
                                                   Stock
   Exercise Price:                                 $1.38
   Transaction Date:                               ---
   Transaction Code:                               ---
   Derivative Securities Acquired:                 ---
   Date Exercisable:                               4/19/06
   Expiration Date:                                12/13/10
   Title of Underlying:                            Common Stock
   Price of Derivative Security:                   ---
   Amount Beneficially Owned After Transaction:    125,000
   Ownership Form:                                 I
   Nature of Indirect Beneficial Ownership:        (1)


   Title of Derivative Security:                   Warrants to Purchase Common
                                                   Stock
   Exercise Price:                                 $0.90
   Transaction Date:                               1/3/06
   Transaction Code:                               P
   Derivative Securities Acquired:                 150,000
   Date Exercisable:                               4/19/06
   Expiration Date:                                12/15/10
   Title of Underlying:                            Common Stock
   Price of Derivative Security:                   (2)
   Amount Beneficially Owned After Transaction:    150,000
   Ownership Form:                                 I

   Nature of Indirect Beneficial Ownership:        (1)


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   Signature:
                             /s/ Mark Hawtin               April 19, 2006
                             ---------------------------   -------------------
                             Mark Hawtin                   Date



Explanation of Responses:

(1) See Exhibit 99.1.
(2) See Exhibit 99.1